Putnam
Intermediate
U.S. Government
Income Fund


[GRAPHIC OMITTED:ARTWORK]


ANNUAL REPORT
November 30, 1995
[LOGO: BOSTON * LONDON* TOKYO]


Fund highlights

* "For the 12 months ended December 31, 1995, Putnam Intermediate U.S. Government Income Fund's class A share total return ranked 7 out of 128, placing it in the top 6% of short-term U.S. government funds tracked by Lipper Analytical Services.*

* "Funds in [the government bond] group have bounced back nicely from 1994's troubles, with the most interest-rate sensitive of the lot turning in gains that even come close to those of stock funds. As this performance suggests, duration has largely determined funds' relative status this year."

   -- Morningstar Mutual Funds, October 13, 1995

     CONTENTS
 4   Report from Putnam Management
 8   Fund performance summary
12   Portfolio holdings
13   Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For the period ended 12/31/95, the fund's class A and class B shares ranked 7 and 9, respectively, out of 128 short-term U.S. government funds for 1-year performance.



From the Chairman

[GRAPHIC OMITTED: photo of George Putnam]

* Karsh, Ottawa


Dear Shareholder:

Putnam Intermediate U.S. Government Income Fund closed the books on an eventful 12-month period that began at the tag end of one of the sharpest bond market declines on record and ended in the midst of one of the market's strongest rallies. As Fund Manager Michael Martino relates in the report that follows, results for the fiscal year that ended on November 30, 1995, were gratifying, especially in contrast to last year's challenges.

The changes made to your fund's asset allocation requirements early in the year have proved particularly timely, enabling Mike to position the portfolio's assets among market sectors where near-term performance seemed most likely to benefit the fund. Mike also sees firm evidence that the current environment, which has been so amenable to fixed-income investments, will continue in the months ahead. Among the favorable factors are prospects for a sustainable pace of economic growth and continued low inflation.

Whatever opportunities fiscal 1996 may bring, your fund's enhanced flexibility should enable Mike and his management team to take greater advantage of them.


/s/George Putnam
   -------------
   George Putnam
   Chairman of the Trustees
   January 17, 1996

Report from the Fund Manager
Michael Martino

Putnam Intermediate U.S. Government Income Fund generated above-average total returns for the fiscal year ended November 30, 1995, as fixed-income markets rallied. The fund's 13.85% return for class A shares at net asset value (NAV) outpaced the 13.66% return measured by its benchmark, the Lehman Brothers Intermediate Government Bond Index. The fund's class B shares returned a solid 13.17% at NAV.

While the bond market's surge was instrumental in achieving the fund's sturdy performance, judicious investment strategies were essential in enabling the fund to take advantage of the rally. Early in the fund's fiscal year, we recognized the need for greater flexibility in the portfolio's fixed-income sector allocations. Accordingly, on April 10, 1995, with the approval of the fund's Trustees, we adjusted the fund's allocation requirements -- including the elimination of a minimum allocation to mortgage-backed securities -- and changed the fund's name from Putnam Balanced Government Fund. Our objective in this change was to position the fund to better capitalize on prevailing market trends.

We immediately set about taking advantage of the fund's newly enhanced flexibility. Specifically, we positioned the fund's Treasury holdings to capitalize on the price appreciation that resulted from falling interest rates, and we allocated the portfolio's assets among market sectors where, in our opinion, near-term performance would most benefit the fund.

*   LONGER DURATION CAPITALIZES ON FALLING INTEREST RATES

An integral contributor to your fund's performance over the fiscal year was prudent management of the portfolio's duration. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

In the first few months of the fund's fiscal year, we kept the portfolio's duration relatively short to protect the fund's value as interest rates remained high. As the current bond-market rally picked up steam in response to slowing economic growth and moderate inflation, investors' fears of inflation gradually dissipated. This, in turn, pushed long-term interest rates lower. At the same time, we extended the portfolio's duration in order to capitalize on the interest-rate decline. While such a strategy can work against the fund if interest rates begin to rise, it proved enormously beneficial to performance over the past 12 months.

*   PORTFOLIO ALLOCATION: MORTGAGE-BACKED SECURITIES GIVE WAY TO
TREASURIES

In the first half of the fund's fiscal period, mortgage-backed securities largely outperformed Treasuries. For this reason, and in order to comply with the fund's sector allocation requirements at the time, we kept more than 60% of the portfolio's assets invested in fixed-rate mortgage (FRM) and adjustable-rate mortgage (ARM) securities. During this period, the fund's FRM holdings -- which included bonds issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Government National Mortgage Association (Ginnie Mae) -- made solid contributions to the fund's total return.





[GRAPHIC OMITTED: vertical bar chart PORTFOLIO COMPOSITION showing:

FRMs                         54.2%
                             16.5%

ARMs                         28.1%
                              4.6%

U.S. Treasuries               6.4%
                             64.9%

Short-term investments       11.1%
                             13.7%



Footnote reads:
*Based on percentage of net assets. Holdings will vary over time.]




In April, at roughly the same time that we changed the fund's allocation requirements, Treasuries began to outperform mortgage-backed securities. Soon thereafter, we took advantage of the portfolio's new flexibility and shifted a significant portion of assets out of FRMs and ARMs and into Treasuries.

As it turned out, this reallocation proved advantageous for the fund. In response to the ongoing decline in interest rates, mortgage-backed securities began to suffer from an increase in mortgage prepayments. Prepayments typically accelerate as mortgage holders rush to refinance in response to falling long-term interest rates, consequently diminishing the value of mortgage-backed securities. Indeed, this trend remained somewhat steady through the remainder of the fiscal year, and Treasuries continued to outperform FRMs and ARMs.

*   SLOW ECONOMIC GROWTH AND VALUE OPPORTUNITIES AMONG MORTGAGE-BACKED
SECURITIES

As we approach 1996, we expect that both economic growth and inflation will remain at low levels. Congress and the Clinton administration appear increasingly likely to approve a budget that reduces the national deficit, and short-term interest rates remain relatively high -- two factors that may constrict economic growth in the coming months. In this environment, we believe the Fed is likely to reduce short-term interest rates, possibly in the near future, to keep the economy expanding at a productive pace. Although there can be no assurances, all of this suggests a healthy environment for bonds in the near term.

For your fund, we will likely take advantage of the inexpensive prices that are creating attractive value opportunities among mortgage-backed securities. FRMs currently offer yields that are considerably higher than their historical average when compared to Treasuries, and this added yield advantage should help enhance the fund's earnings. To help reduce the prepayment risk of purchasing mortgage-backed securities during a market rally, we may emphasize FRMs with coupons (a bond's interest rate) in the 6.5%-7.5% range. These securities have coupons that, under today's market conditions, may be in a range in which they yield somewhat more than comparable Treasuries without being exposed to unacceptable prepayment risk, although there can be no guarantees.




[GRAPHIC OMITTED: vertical bar chart MATURITY BREAKDOWN OF TREASURY SECURITIES* showing:

0-5 years         26.98%
5-10 years        23.30%
10-30 years       14.63%



Footnote reads:
*Based on percentage of net assets on 11/30/95. Holdings will vary over time. ]

In the coming months, we expect that approximately 60% of the portfolio will remain invested in Treasuries, while the allocation to mortgage-backed securities (FRMs and ARMs combined) will be increased to roughly 40%. Using these percentages as guides, we will emphasize market sectors that offer the best returns and we will decrease allocations to sectors that are underperforming. Overall, we will continue to emphasize intermediate-term bonds in an effort to minimize interest-rate risk while still taking advantage of market rallies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate U.S. Government Income Fund is designed for investors seeking as high a level of current income as is consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                          Class A        Class B        Class M
                         (2/16/93)*     (2/16/93)*      (4/1/95)*
                       NAV     POP     NAV     CDSC    NAV    POP
-----------------------------------------------------------------------
1 year                13.85%  10.26%  13.17%  10.17%    --      --
-----------------------------------------------------------------------
Life of class         15.32   11.52   13.41   11.44   9.63%   7.33%
Annual average         5.24    3.99    4.61    3.96     --      --
-----------------------------------------------------------------------

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95
                                    Lehman Bros.         Consumer
                              Intermediate Government     Price
                                     Bond Index           Index
-----------------------------------------------------------------------
1 year                                 13.66%             2.61%
-----------------------------------------------------------------------
Life of class A and B                  16.50              7.71
Annual average                          5.71              2.70
-----------------------------------------------------------------------
Life of class M                         8.77              1.45
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                         Class A         Class B         Class M
                       NAV     POP     NAV    CDSC     NAV    POP
-----------------------------------------------------------------------
1 year               15.04%  11.39%  14.34%  11.34%     --      --
-----------------------------------------------------------------------
Life of class        16.84   13.00   14.85   12.86   11.06%   8.73%
Annual average        5.57    4.35    4.94    4.31      --      --
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares and 2.00% for class M shares. CDSC for class B shares assumes 3.00% maximum contingent deferred sales charge. Performance data for periods before 4/10/95 do not reflect current investment policies.

 *Commencement of operations.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT showing:

Y-axis reads (top to bottom) $12,000 to $9,000
X-axis reads (left to right) 2/93 to 11/95 in three month increments

A solid black line represents Funds Class A at POP ranging from $9,675 to $11,153
A solid white line represents Lehman Bros. Int. Govt. Bond Index ranging from $10,000 to $11,651
A solid gray line represents Consumer Price Index ranging from $10,000 to $10,771

             Fund
              at
             POP        Index        CPI
           --------    -------     -------
2/16/93    $ 9,675     $10,000     $10,000
5/31/93      9,776      10,088      10,112
8/31/93      9,910      10,408      10,175
11/30/93     9,969      10,423      10,224
2/28/94      9,975      10,424      10,288
5/31/94      9,736      10,213      10,344
8/31/94      9,888      10,378      10,449
11/30/94     9,796      10,248      10,498
2/28/95     10,126      10,651      10,582
5/31/95     10,508      10,139      10,673
8/31/95     10,739      11,309      10,722
11/30/95    11,153      11,651      10,771


Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/16/93 would have been valued at $11,341 on 11/30/95 ($11,144 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 4/1/95 would have been valued at $10,963 at net asset value on 11/30/95, at public offering price $10,733.]




PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95
                            Class A         Class B        Class M
-----------------------------------------------------------------------
Distributions (number)          12              12               8
-----------------------------------------------------------------------
Income                      $0.291          $0.263          $0.185
-----------------------------------------------------------------------
Capital gains1                  --              --              --
-----------------------------------------------------------------------
Return of capital3          $0.007          $0.007          $0.005
-----------------------------------------------------------------------
   Total                    $0.298          $0.270          $0.190
-----------------------------------------------------------------------
Share value:                   NAV     POP    NAV     NAV     POP
-----------------------------------------------------------------------
11/30/94                     $4.60   $4.75   $4.60      --      --
-----------------------------------------------------------------------
4/1/95 (inception of
class M shares)                 --      --      --   $4.68   $4.78
-----------------------------------------------------------------------
11/30/95                      4.92    5.09    4.92    4.93    5.03
-----------------------------------------------------------------------
Current return                NAV      POP    NAV      NAV     POP
End of period
-----------------------------------------------------------------------
Current dividend rate1        5.84%   5.65%   5.27%   5.68%   5.57
-----------------------------------------------------------------------
Current 30-day SEC yield2     5.04    4.88    4.44    4.90    4.72
-----------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

3 For an explanation, see page 21.


TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies.

Lehman Brothers Intermediate Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year Ended November 30, 1995


To the Trustees and Shareholders of
Putnam Intermediate U.S. Government Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate U.S. Government Income Fund, including the portfolio of investments owned, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate U.S. Government Income Fund as of November 30, 1995, the results of its operations for the year ended, the changes in its net assets for each of the two years in the peroid then ended and the financial highlights for each of the peroids indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 15, 1996




Portfolio of investments owned
November 30, 1995
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (86.1%) *
PRINCIPAL AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------------
               Federal Home Loan Mortgage Corp.
               Adjustable Rate Mortgages (ARMs)
$ 1,915,632    7.856s, November 1,  2018                                   $1,957,833
  1,779,608    7.383s, June 1, 2018                                          1,819,934
               Federal National Mortgage Association Pass-Throughs
  1,174,895    8s,  May 1, 2013                                              1,203,900
  1,917,681    6 1/2s, with various due dates from April 1, 1999
               to January 1, 2001                                            1,930,857
               Government National Mortgage Association Pass-Throughs
  3,763,632    9s, with various due dates from January 15, 2009
               to July 15, 2021                                              4,013,351
  1,257,771    8 1/4s, with various due dates from October 15, 2006
               to July 15, 2008                                              1,310,443
  4,808,839    8s, with various due dates from March 15, 2001 to
               to September 15, 2023                                         4,976,729
 10,000,000    U.S. Treasury Bond 7 5/8s, February 15, 2025                 11,895,300
               U.S. Treasury Notes
  6,200,000    6 7/8s, March 31, 2000                                        6,518,742
 15,000,000    6 1/2s, August 15, 2005                                      15,785,100
  3,000,000    6 1/2s, May 15,  2005                                         3,156,090
 15,000,000    6 1/4s, May 31,  2000                                        15,419,550
--------------------------------------------------------------------------------------
               Total U.S. Government and Agency Obligations
               (cost $68,547,176)                                          $69,987,829
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (13.7%) * (cost $11,134,812)
PRINCIPAL AMOUNT                                          VALUE
--------------------------------------------------------------------------------------
$11,133,000    Interest in $798,484,000 joint repurchase agreement dated
               November 30, 1995 with Morgan (J.P) & Co.  Inc. due
               December 1, 1995 with respect to various U.S. Treasury
               obligations-maturity value of $11,134,812 for an effective
               yield of 5.86%.                                             $11,134,812
                                                                           -----------
               Total Investments  (cost $79,681,988)***                    $81,122,641
--------------------------------------------------------------------------------------
*   Percentages indicated are based on net assets of $81,308,106.
*** The aggregate identified cost for federal income tax purposes is $79,681,988 resulting in gross unrealized appreciation and depreciation of $1,750,236 and
    $309,583 respectively, or net unrealized appreciation of $1,440,653.

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
November 30,1995
Assets
---------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $79,681,988  (Note 1)                                $81,122,641
---------------------------------------------------------------------------------
Cash                                                                          735
---------------------------------------------------------------------------------
Interest and other receivables                                            790,317
---------------------------------------------------------------------------------
Receivable for shares of the fund sold                                    119,516
---------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                 22,082
---------------------------------------------------------------------------------
Total assets                                                           82,055,291

Liabilities
---------------------------------------------------------------------------------
Distributions payable to shareholders                                     347,815
---------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                162,464
---------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                              118,621
---------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                463
---------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                 20,113
---------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                  920
---------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                     40,184
---------------------------------------------------------------------------------
Payable for organizational expenses  (Note 1)                              49,893
---------------------------------------------------------------------------------
Other accrued expenses                                                      6,712
---------------------------------------------------------------------------------
Total liabilities                                                         747,185
---------------------------------------------------------------------------------
Net assets                                                            $81,308,106

Represented by
---------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                       $83,370,099
---------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                (347,815)
---------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)      (3,154,831)
---------------------------------------------------------------------------------
Net unrealized appreciation on investments                              1,440,653
---------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                            $81,308,106

Computation of net asset value and offering price
---------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($57,048,824 divided by 11,593,834 shares)                                  $4.92
---------------------------------------------------------------------------------
Offering price per Class A share (100/96.75 of $4.92)*                      $5.09
---------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($23,200,927 divided by 4,715,919 shares) **                                $4.92
---------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($1,058,355 divided by 214,814 shares)                                      $4.93
---------------------------------------------------------------------------------
Offering price per Class M share (100/98.00 of $4.93)*                      $5.03
---------------------------------------------------------------------------------
* On single retail sales of less than $100,000. On sales of$100,000 or more and on group sales the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.







Statement of operations
Year ended November 30,1995
Interest income                                                 $5,158,662
--------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   453,637
--------------------------------------------------------------------------
Investor Servicing and custodian fees (Note 2)                     144,130
--------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                    8,301
--------------------------------------------------------------------------
Reports to shareholders                                             43,418
--------------------------------------------------------------------------
Auditing                                                            21,295
--------------------------------------------------------------------------
Legal                                                               13,473
--------------------------------------------------------------------------
Postage                                                             10,896
--------------------------------------------------------------------------
Administrative services (Note 2)                                     5,235
--------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                      10,026
--------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              132,308
--------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              189,261
--------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                1,226
--------------------------------------------------------------------------
Registration Fees                                                      758
--------------------------------------------------------------------------
Other expenses                                                       2,400
--------------------------------------------------------------------------
Total expenses                                                   1,036,364
--------------------------------------------------------------------------
Expense reduction (Note 2)                                         (68,747)
--------------------------------------------------------------------------
Net expenses                                                       967,617
--------------------------------------------------------------------------
Net investment income                                            4,191,045
--------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   259,045
--------------------------------------------------------------------------
Net unrealized appreciation of investments during the year       5,137,752
--------------------------------------------------------------------------
Net gain on investment transactions                              5,396,797
--------------------------------------------------------------------------
Net increase in net assets resulting from operations            $9,587,842
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets
                                                                    Year ended November 30
                                                                  --------------------------
                                                                    1995             1994
--------------------------------------------------------------------------------------------
Increase (decrease)  in net assets
--------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------
Net investment income                                             $4,191,045      $5,116,142
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              259,045      (3,902,597)
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          5,137,752      (2,920,007)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                          9,587,842     (1,706,462)
--------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------
From net investment income:
Class A                                                           (3,210,923)     (3,404,487)
--------------------------------------------------------------------------------------------
Class B                                                           (1,221,731)       (992,855)
--------------------------------------------------------------------------------------------
Class M                                                              (17,436)             --
--------------------------------------------------------------------------------------------
Return of capital
Class A                                                              (82,490)       (355,268)
--------------------------------------------------------------------------------------------
Class B                                                              (31,387)       (103,607)
--------------------------------------------------------------------------------------------
Class M                                                                 (448)             --
--------------------------------------------------------------------------------------------
In excess of net investment income
Class A                                                              (34,353)             --
--------------------------------------------------------------------------------------------
Class B                                                              (13,071)             --
--------------------------------------------------------------------------------------------
Class M                                                                 (187)             --
--------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Note 4)                                                           1,078,564     (33,118,455)
--------------------------------------------------------------------------------------------
Total increase (decrease)  in net assets                           6,054,380     (39,681,134)
--------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------
Beginning of year                                                 75,253,726     114,934,860
--------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $347,815 and $300,204
respectively)                                                    $81,308,106     $75,253,726
--------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)
                                                         For the Period                                     For the Period
                                                         April 1, 1995                                    February 16, 1993
                                                         (commencement                                      (commencement
                                                       of operations) to                                  of operations) to
                                                           November 30      Year ended      November 30     November 30

                                                               1995            1995            1994             1993
---------------------------------------------------------------------------------------------------------------------------
                                                               Class M                        Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $4.68          $4.60           $4.91            $5.00
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                             .12(a)         .24             .24(b)           .18(a)(b)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            .32            .35            (.32)            (.08)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .44            .59            (.08)(b)          .10(b)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                            (.18)          (.26)           (.21)            (.19)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                (.01)          (.01)           (.02)              --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.19)          (.27)           (.23)            (.19)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $4.93          $4.92           $4.60            $4.91
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value  (%) (d)              9.63(c)       13.17           (1.71)            1.95(c)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)                      $1,058        $23,201         $21,423           $4,317
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(e)                    .87(c)        1.81            1.69(b)           .67(b)(c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          3.37(c)       5.17            4.98(b)          3.53(b)(c)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          383.88        383.88          351.62           309.80
---------------------------------------------------------------------------------------------------------------------------


                                                                                            For the Period
                                                                                           February 16, 1993
                                                                                            (commencement
                                                                      Year Ended           of operations) to
                                                                     November 30             November 30

                                                                  1995           1994            1993
------------------------------------------------------------------------------------------------------------
                                                                               Class A
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $4.60          $4.91           $5.00
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                                              .27        .    27(b)          .21(a)(b)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             .35           (.32)           (.09)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .62           (.05)(b)         .12(b)
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
------------------------------------------------------------------------------------------------------------
Net investment income                                             (.29)          (.24)           (.21)
------------------------------------------------------------------------------------------------------------
Return of capital                                                 (.01)          (.02)             --
------------------------------------------------------------------------------------------------------------
Total distributions                                               (.30)          (.26)           (.21)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $4.92          $4.60           $4.91
------------------------------------------------------------------------------------------------------------
Total investment return at net asset value  (%) (d)              13.85          (1.12)           2.44(c)
------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)                      $57,049        $53,831         $19,088
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(e)                    1.20           1.09            1.05(b)(c)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          5.78           5.59            3.13(b)(c)
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          383.88         351.62          309.80
------------------------------------------------------------------------------------------------------------
(a) Per share net investment income for the periods ended November 30, 1993, for class A and class B,  and
    November 30, 1995, for class M, have been determined on the basis of the weighted average number of shares outstanding during the periods.
(b) Reflects an expense limitation in effect during the period February 16, 1993 (commencement of operations)
    to November 30, 1993 (see Note 2).  As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.01 per share for class A and $0.01 per share for class B.  For the year ended
    November 30, 1994 the reduction is less than $0.01 per share for class A and less than $0.01 per share for class B.
(c) Not annualized.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) The ratio of expenses to average net assets for the period ended November 30, 1995 includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (See Note 2).







Notes to financial statements
November 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. governement securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $3,155,000, available to offset future capital gains, if any, which will expire on November 30, 2002.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gains distributions, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

These differences include treatment of dividends payable, the utilization of capital loss carryover, and paydown gains and losses on mortgage backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended November 30, 1995, the fund reclassified $259,045 to decrease distributions in excess of net investment income and $204,481 to decrease accumulated net realized loss on investment transactions, with a decrease to paid in capital of $463,526. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $49,893. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.60% of the first $1 billion of average net assets, 0.50% of the next $500 million, 0.45% of the any excess over 1.5 billion, subject to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million, and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $530 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $68,747 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 0.85% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85% and 0.40% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $12,653 and $864 from the sale of class A and class M shares, respectively and received $89,369 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $2,044 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $0 and $9,762,795, respectively. Purchases and sales of U.S. government obligations aggregated $257,663,616 and $250,138,331, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions were as follows:

                      Year ended November 30, 1995
Class A                    Shares        Amount
----------------------------------------------------
Shares sold              3,635,834    $17,320,323
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              426,252      2,016,383
----------------------------------------------------
                         4,062,086     19,336,706

Shares
repurchased            (4,164,440)   (19,624,855)
----------------------------------------------------
Net decrease             (102,354)     $(288,149)
----------------------------------------------------

                      Year ended November 30, 1994
Class A                    Shares       Amount
----------------------------------------------------
Shares sold              6,328,904    $30,343,192
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              644,768      3,091,225
----------------------------------------------------
                         6,973,672     33,434,417

Shares
repurchased            (14,365,493)   (68,320,646)
----------------------------------------------------
Net decrease           (7,391, 821)  $(34,886,229)
----------------------------------------------------

                       Year ended November 30, 1995
Class B                    Shares        Amount
----------------------------------------------------
Shares sold              2,532,117    $12,093,732
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              198,942        941,425
----------------------------------------------------
                         2,731,059     13,035,157

Shares
repurchased             (2,671,253)   (12,701,553)
----------------------------------------------------
Net increase                59,806       $333,604
----------------------------------------------------

                     Year ended November 30, 1994
Class B                   Shares        Amount
----------------------------------------------------
Shares sold              3,048,911    $14,623,970
Shares issued in
connection with
reinvestment of
distributions              174,536        830,767
----------------------------------------------------
                         3,223,447     15,454,737

Shares
repurchased             (2,884,188)   (13,686,963)
----------------------------------------------------
Net increase               339,259     $1,767,774
----------------------------------------------------

                               April 1, 1995
                             (commencement of
                              operations) to
                             November 30, 1995
Class M                     Shares        Amount
----------------------------------------------------
Shares sold                 273,507    $1,318,280
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 2,194        10,635
----------------------------------------------------
                            275,701     1,328,915

Shares repurchased         (60,887)     (295,806)
----------------------------------------------------
Net increase                214,814    $1,033,109
----------------------------------------------------


-----------------------------------------------------------------------
Federal tax information
(Unaudited)

For the year ended November 30, 1995, a portion of the fund's distribution represents a return of captial and is therefore not taxable to shareholders. This resulted from prepayments on higher-coupon mortgage-backed securities as long-term interest rates declined early in the fiscal year, and from the fund's subsequent investments in lower-coupon mortgage-backed securities. While lower-coupon securities offered a degree of protection against prepayments, their lower yields caused the fund's income to be less than was projected.

Our commitment to quality service

*   CHOOSE AWARD-WINNING SERVICE.

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past five years. In 1994, over 80,000 tests of 55 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

*   HELP YOUR INVESTMENT GROW.

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

*   SWITCH FUNDS EASILY.

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

*   ACCESS YOUR MONEY QUICKLY.

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

* To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number:
1-800-225-1581.

       *Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Alan J. Bankart
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Intermediate U.S. Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of the principal amount invested.

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   The Putnam Funds
   One Post Office Square
   Boston Massachusetts, 02109


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